UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2019

NeuroBo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Berkeley Street, 19th Floor Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (857) 702-9600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRBO	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

On December 31, 2019, NeuroBo Pharmaceuticals, Inc., formerly known as Gemphire Therapeutics, Inc. (the “Company”), filed a Current Report on Form 8‑K, which was amended by Amendment No. 1 to the Form 8‑K (filed on January 7, 2020) and Amendment No. 2 to the Form 8‑K (filed on January 22, 2020) (as amended, the “Form 8‑K”). The Form 8-K reported the completion, on December 30, 2019, of the Company’s business combination with the private entity formerly known as NeuroBo Pharmaceuticals, Inc. (“NeuroBo”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of July 24, 2019, as amended on October 29, 2019, by and among the Company, NeuroBo and GR Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other matters, Merger Sub merged with and into NeuroBo, with NeuroBo continuing as a wholly-owned subsidiary of the Company and the surviving corporation of the merger.

This Amendment No. 3 to the Form 8‑K is being filed to (i) include the consent of BDO USA, LLP with respect to the audited financial statements of NeuroBo as of and for the year ended December 31, 2018 and for the period from inception (July 25, 2017) to December 3l, 2017, which are incorporated by reference into the Form 8-K pursuant to Item 9.01(a) of Form 8-K, and (ii) to correct the addresses of the hyperlinks to Exhibits 2.1 and 2.2 to the Form 8-K, which linked to incorrect documents. The correct hyperlinks for Exhibits 2.1 and 2.2 are included herein under Item 9.01(d).

Except as stated in this Explanatory Note, there are no changes to the Form 8‑K.

Item 9.01.          Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

Reference is made to the Proxy Statement, which included the audited financial statements of NeuroBo as of and for the year ended December 31, 2018 and the period from inception (July 25, 2017) to December 31, 2017, which are incorporated herein by reference in satisfaction of the Item 9.01(a) requirements for such information pursuant to General Instruction B.3 of Form 8‑K.

The unaudited interim financial statements of NeuroBo, including NeuroBo’s unaudited condensed consolidated balance sheet as of September 30, 2019, NeuroBo’s condensed consolidated balance sheet derived from audited financial statements as of December 31, 2018, unaudited condensed consolidated statements of operations for the nine months ended September 30, 2019 and 2018, unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2019 and 2018 and the notes related thereto are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b)         Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company, including the unaudited pro forma condensed combined balance sheet as of September 30, 2019, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2019, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 and the notes related thereto, is filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d)         Exhibits

Exhibit No.	Description

2.1±

Agreement and Plan of Merger and Reorganization, dated July 24, 2019, by and among the Registrant, GR Merger Sub Inc. and NeuroBo Pharmaceuticals, Inc. (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8‑K filed with the SEC on July 25, 2019, File No. 001‑37809).

2.2

First Amendment to Agreement and Plan of Merger and Reorganization, dated October 29, 2019, by and among the Registrant, GR Merger Sub Inc. and NeuroBo Pharmaceuticals, Inc. (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8‑K, as filed with the Securities and Exchange Commission on October 29, 2019, File No. 001‑37809).

3.1*	Certificate of Amendment (Reverse Stock Split) to the Third Amended and Restated Certificate of Incorporation of the Company.

3.2*	Certificate of Amendment (Name Change) to the Third Amended and Restated Certificate of Incorporation of the Company.

10.1+*	Contingent Value Rights Agreement, dated as of December 30, 2019, by and among the Company, Grand Rapids Holders Representative, LLC, Computershare Inc. and Computershare Trust Company, N.A.

10.2@*	2019 Equity Incentive Plan.

10.3@*

Consulting Agreement by and between vZenium LLC, owned and managed entirely by Mark Versavel, and NeuroBo Pharmaceuticals, Inc., dated February 1, 2018; Replacement Consulting Agreement, dated May 1, 2018 and extension of such agreement, dated January 1, 2019.

10.4@*	Offer Letter, dated as of August 20, 2018, by and between Nicola Shannon and NeuroBo.

10.5@*	Form of Indemnification Agreement between NeuroBo Pharmaceuticals, Inc. and each of its directors and executive officers.

16.1**	Letter from Ernst & Young LLP

23.1	Consent of BDO USA, LLP

99.1*	Press Release dated December 30, 2019.

99.2***	Unaudited interim financial statements of NeuroBo

99.3***	Unaudited pro forma condensed combined financial statements

±    All schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. NeuroBo Pharmaceuticals, Inc. will furnish copies of any schedules to the U.S. Securities and Exchange Commission upon request.

@   Management contract or compensatory plan or arrangement.

*     Previously filed as exhibits to the Form 8‑K (filed on December 31, 2019)

**   Previously filed as an exhibit to Amendment No. 1 to the Form 8‑K (filed on January 7, 2020)

***  Previously filed as an exhibit to Amendment No. 2 to the Form 8‑K (filed on January 22, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROBO PHARMACEUTICALS, INC.
Date: February 20, 2020	By:	/s/ Richard Kang
Richard Kang
President and Chief Executive Officer